Exhibit 10.3

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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TV GUIDE PROMOTION RIDER

TO

TIVO

INTERACTIVE PROGRAM GUIDE

LICENSE AGREEMENT

This Rider (“TV GUIDE PROMOTION RIDER”), having an effective date of June 6, 2003 (“TV GUIDE PROMOTION RIDER EFFECTIVE DATE”), is entered into by and between Gemstar – TV Guide International, Inc., including all of its SUBSIDIARIES (hereinafter collectively referred to as “GEMSTAR”), and TiVo Inc., including all of its SUBSIDIARIES (hereinafter collectively referred to as “TIVO”); hereinafter sometimes individually referred to as a “PARTY” or collectively to as the “PARTIES”, who agree as follows:

SECTION 1.0

Recitals

1.1	GEMSTAR and TIVO have entered into an INTERACTIVE PROGRAM GUIDE LICENSE AGREEMENT having an effective date of June 6, 2003 (“AGREEMENT”), under which GEMSTAR has agreed to license GEMSTAR IPG-RELATED PATENTS to TIVO in the TERRITORY under certain terms and conditions.

1.2	As part of the AGREEMENT, TIVO has agreed to [*] incorporate a GEMSTAR AUTHORIZED TIVO IPG into any and all versions of the TIVO SERVICE provided during the TERM by TIVO to Series 2 (or any future models of) PVR DEVICES as described in Section 3.2 of the AGREEMENT.

1.3	Additionally, as part of the AGREEMENT, in certain cases [*] may [*] the [*] set forth in [*] of the AGREEMENT plus the [*] set forth in [*] of the AGREEMENT offered by an [*] with the GEMSTAR AUTHORIZED TIVO IPG (“[*] PVR DEVICE(S)”), whereby [*] would be [*] through [*] PVR DEVICES.

1.4	In consideration of such undertakings by TIVO, and for other valuable considerations, GEMSTAR agree to provide TIVO with certain promotional opportunities within the TV GUIDE properties.

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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SECTION 2.0

TERMS, DEFINITIONS AND INCORPORATION BY REFERENCE

2.1	INCORPORATION BY REFERENCE. All terms, including definitions, under the AGREEMENT that are not inconsistent with the provisions of this TV GUIDE PROMOTION RIDER, are hereby incorporated by reference. Capitalized terms used in this TV GUIDE PROMOTION RIDER shall have the same meaning as those defined terms set forth in the AGREEMENT. The defined terms and provisions set forth in this TV GUIDE PROMOTION RIDER shall apply with respect to the interpretation of this TV GUIDE PROMOTION RIDER in the event of any conflict between such defined terms and provisions and those in the AGREEMENT.

SECTION 3.0

TV GUIDE PROMOTIONAL OPPORTUNITIES

3.1	TV GUIDE PROPERTIES.

(a)    GEMSTAR shall provide TIVO with [*] worth of advertising for TIVO products and services on the TV GUIDE properties (“TV GUIDE PROMOTION FEE”) for each [*] PVR DEVICE [*] under the AGREEMENT, for which [*] specified in [*] of the AGREEMENT [*]. Notwithstanding the foregoing, the PARTIES acknowledge and agree that the TV GUIDE PROMOTION FEE under this RIDER shall [*] for which [*] based on [*] with [*] within [*] after the [*].

(b)    The advertising will be provided at prices set forth in GEMSTAR’s then-current standard rate card for [*] and [*], as well as according to GEMSTAR’s standard terms and conditions for the respective TV GUIDE advertising property. Subject to the terms and conditions of this TV GUIDE PROMOTION RIDER, TIVO shall decide how to use such advertising in its sole discretion.

(c)    The advertising will be made available to TIVO for a period of [*] beginning the [*] after which [*] PVR DEVICE [*], and all [*] have [*] under the AGREEMENT. For example, if [*] PVR DEVICES perform INITIAL ACTIVATION during the [*] of a given CALENDAR YEAR during the TERM of the AGREEMENT, then GEMSTAR shall provide TIVO with [*] of advertising on the TV GUIDE advertising properties set forth in the preceding paragraph beginning the [*] of 2003 and continuing through the end of [*].

(d)    Notwithstanding the provisions of [*] of the AGREEMENT to the contrary, the advertising made available to TIVO shall [*] or [*] by [*] under [*] of the AGREEMENT for [*].

SECTION 4.0

ADDITIONAL PROVISIONS

4.1	REMAINING TERMS AND CONDITIONS. All other terms and conditions of the AGREEMENT shall remain unchanged and shall apply to this TV GUIDE PROMOTION RIDER. The term of this TV GUIDE PROMOTION RIDER, for the avoidance of any doubt shall be the same as and shall be coextensive with the TERM of the AGREEMENT.

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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IN WITNESS WHEREOF, the PARTIES hereto have caused this TV GUIDE PROMOTION RIDER to be executed by their respective duly authorized representatives to be effective as of the date first written above.

GEMSTAR-TV GUIDE INTERNATIONAL, INC.		TIVO INC.

By:	/s/ JEFF SHELL	By:	/s/ MICHAEL RAMSAY

Printed Name:	Jeff Shell	Printed Name:	Michael Ramsay

Title:	CEO	Title:	Chairman and CEO

Date:	6/6/03	Date:	6/6/03

TV GUIDE PROMOTION RIDER SIGNATURE PAGE